SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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FIRST DEFIANCE FINANCIAL CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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FIRST DEFIANCE FINANCIAL CORP.

601 Clinton Street
Defiance, Ohio 43512

December 7, 2007

URGENT REMINDER – YOUR VOTE IS IMPORTANT

Dear Fellow Shareholder:

You have previously received proxy material in connection with the Special Meeting of Stockholders of First Defiance Financial Corp. to be held on Monday, December 31st, 2007.  According to our latest records, your PROXY VOTE for this meeting HAS NOT BEEN RECEIVED.

First Defiance would appreciate your immediate attention to the enclosed shareholder meeting information.

Currently, no vote has been taken with respect to Proposal #1: The approval of Amendments to the Company’s Code of Regulations to permit the issuance of uncertificated shares.  The vote required for approval of Proposal #1 is an affirmative vote of 2/3rds of all shares outstanding. If you do not vote, your failure to vote will have the effect of a vote AGAINST.  If Proposal #1 does not pass, First Defiance stock will be delisted from NASDAQ.

Regardless of the number of shares you own, it is important they be represented at the meeting. Your vote matters to us and we need your support.  Your Board of Directors recommends a vote FOR Proposal #1.

Please follow the instructions on the enclosed proxy voting form to cast your ballot.

Since time remaining is short, we urge you to please vote using one of the following methods:

▪	Using a touch-tone telephone, call the toll free # located in the box on the enclosed voting instruction form. Using your control number located in the box on your form, cast your ballot.

▪	Vote over the Internet at www.proxyvote.com using the control number located on the vote instruction form to cast your ballot immediately.

▪	Sign the voting instruction form and mail it back in the enclosed postage–paid envelope prior to the meeting date.

If there are any questions or if you require any assistance voting your shares, please feel free to call our proxy specialists, The Altman Group, Toll Free at 866-406-2284.

Thank you in advance for your support.

William J. Small
Chairman, President and Chief Executive Officer

IF YOU HAVE RECENTLY MAILED YOUR PROXY, PLEASE ACCEPT OUR THANKS AND DISREGARD THIS REQUEST.

S

FIRST DEFIANCE FINANCIAL CORP.

601 Clinton Street
Defiance, Ohio 43512

December 7, 2007

URGENT REMINDER – YOUR VOTE IS IMPORTANT

Dear Fellow Shareholder:

You have previously received proxy material in connection with the Special Meeting of Stockholders of First Defiance Financial Corp. to be held on Monday, December 31st, 2007.  According to our latest records, your PROXY VOTE for this meeting HAS NOT BEEN RECEIVED.

First Defiance would appreciate your immediate attention to the enclosed shareholder meeting information.

Currently, no vote has been taken with respect to Proposal #1: The approval of Amendments to the Company’s Code of Regulations to permit the issuance of uncertificated shares.  The vote required for approval of Proposal #1 is an affirmative vote of 2/3rds of all shares outstanding. If you do not vote, your failure to vote will have the effect of a vote AGAINST.  If Proposal #1 does not pass, First Defiance stock will be delisted from NASDAQ.

Regardless of the number of shares you own, it is important they be represented at the meeting. Your vote matters to us and we need your support.  Your Board of Directors recommends a vote FOR Proposal #1.

Please follow the instructions on the enclosed proxy voting form to cast your ballot.

Since time remaining is short, we urge you to please vote using one of the following methods:

▪	Using a touch-tone telephone, call toll free 1-888-216-1302 and follow the instructions on the enclosed proxy voting form.

▪	Vote over the Internet at https://www.proxyvotenow.com/def and follow the instructions to cast your ballot.

▪	Sign and date the proxy and fax it back to c/o The Altman Group at 201-460-0050, where we will expedite your vote and confirm that it is cast.

▪	Sign the proxy card and mail it back in the enclosed postage–paid envelope prior to the meeting date.

If there are any questions or if you require any assistance voting your shares, please feel free to call our proxy specialists, The Altman Group, Toll Free at 866-406-2284.

Thank you in advance for your support.

William J. Small
Chairman, President and Chief Executive Officer

IF YOU HAVE RECENTLY MAILED YOUR PROXY, PLEASE ACCEPT OUR THANKS AND DISREGARD THIS REQUEST.

R